UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2018

CYTORI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3020 Callan Road, San Diego, California 92121

(Address of principal executive offices, with zip code)

(858) 458-0900

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information relating to the 2014 Equity Incentive Plan of Cytori Therapeutics, Inc. (the “Company”), as Amended and Restated, set forth under, or incorporated by reference into, Item 5.07 below, is incorporated into this Item 5.02 by reference.

Item 5.07Submission of Matters to a Vote of Security Holders

(a)

On May 18, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The Company filed its definitive proxy statement for the proposals voted upon at the annual meeting with the Securities and Exchange Commission on April 6, 2018.

(b)

As of March 21, 2018, the record date for the Annual Meeting, 61,613,798 shares of the Company’s common stock were issued and outstanding. A quorum of 44,518,044 shares of common stock were present or represented at the Annual Meeting. The following items of business were voted upon by stockholders at the Annual Meeting:

1.

Election of Directors. The following members of the Board of Directors were elected to serve until the 2019 annual meeting of stockholders and until their respective successors are elected and qualified, as follows:

	VOTES FOR	WITHHOLD AUTHORITY
Richard J. Hawkins	15,219,624	615,711
Marc H. Hedrick, M.D.	15,139,960	695,375
Gary A. Lyons	15,070,955	764,380
Ronald A. Martell	15,164,895	670,440
Gregg A. Lapointe	15,247,289	588,046

Broker Non-Votes: 28,682,709

2.

Ratify Independent Registered Public Accountants.  The appointment of BDO USA, LLP, independent registered public accountants, to act as the Company’s independent auditors for the fiscal year ending December 31, 2018 was ratified, as follows:

FOR	AGAINST	ABSTAIN
42,085,895	2,039,524	392,625

3.	Approve the amendment and restatement of the Company’s 2014 Equity Incentive Plan. The amendment and restatement of the Company’s 2014 Equity Incentive Plan was approved as follows:

FOR	AGAINST	ABSTAIN
13,691,255	1,239,043	905,037

Broker Non-Votes: 28,682,709

4.

Approve an amendment to the Company's amended and restated certificate of incorporation, as amended, to effect, at the discretion of the Board of Directors, a reverse stock split of shares of common stock issued and outstanding or reserved for issuance, at an exchange ratio of not less than 1-for-5 and not greater than 1-for-15, such exchange ratio to be determined by the Board of Directors at its sole discretion.  The proposal was approved, as follows:

FOR	AGAINST	ABSTAIN
35,466,592	8,619,781	431,671

5.

Approve an amendment to the Company's amended and restated certificate of incorporation, as amended, to increase the total number of authorized shares of common stock from 75,000,000 shares to 100,000,000 shares (which amount is not otherwise affected by the reverse split).  The proposal was approved, as follows:

FOR	AGAINST	ABSTAIN
34,768,903	8,543,849	1,205,292

6.	Advisory Vote on Compensation of our Named Executive Officers. The advisory vote on the compensation of our named executive officers was as follows:

FOR	AGAINST	ABSTAIN
14,114,418	1,403,389	317,528

Broker Non-Votes: 28,682,709

Item 9.01Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.		Description
10.1	—

2014 Equity Incentive Plan of Cytori Therapeutics, Inc., as Amended and Restated (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 6, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTORI THERAPEUTICS, INC.

Date: May 18, 2018	By: /s/ Tiago Girao
Tiago Girao
VP Finance and Chief Financial Officer